EXHIBIT 99.(2)(s)
POWER OF ATTORNEY


KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen C. Miller and Carl D. Johns, and each and any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement for the Boulder Growth & Income Fund, Inc. on Form N-2, and to sign any registration statement that is to be effective upon filing pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                Title                                               Date
/s/ Stephen C. Miller                    President and  Chief Executive Officer              July 8, 2005
/s/ John S. Horejsi*                     Director                                            July 8, 2005
/s/ Joel W. Looney*                      Director                                            July 8, 2005
/s/ Alfred G. Aldridge, Jr.*             Director                                            July 8, 2005
/s/ Richard I. Barr*                     Director                                            July 8, 2005
/s/ Dennis R. Causier*                   Director                                            July 8, 2005
/s/ Carl D. Johns                        Chief   Financial   Officer,    Chief   Accounting  July 8, 2005
                                         Officer, Vice President and Treasurer

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*By:  Stephen C. Miller

Attorney-in-Fact pursuant to Powers of Attorney